USAA INTERNATIONAL FUND

Fund Shares (USIFX), Institutional Shares (UIIFX)

Class A (UAIFX), and R6 Shares (URITX)

Supplement dated March 1, 2021, to the Summary Prospectus

dated October 1, 2020, and Supplemented February 12, 2021 ("Summary Prospectus")

Effective March 1, 2021, Lazard Asset Management LLC ("Lazard") is no longer a subadviser to the USAA International Fund (the "Fund"); and therefore, all references to Lazard are removed from the Summary Prospectus.

In addition, effective immediately, THB Asset Management ("THB"), an investment franchise of Victory Capital Management Inc., has been added as a portfolio management team responsible for managing all or a portion of the Fund.

The second paragraph under "INVESTMENT ADVISER" is deleted and replaced with the following:

The Adviser is a diversified global asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investment. The portfolio managers primarily responsible for the day-to-day management of all or a portion of the Fund are members of the Adviser's RS Investments Global ("RS Global"), Trivalent Investments ("Trivalent"), and THB Asset Management ("THB") investment franchises, its Victory Solutions platform, and Wellington Management Company LLP ("Wellington Management"), which has been retained to serve as a subadviser.

The "PORTFOLIO MANAGERS" table is amended to remove references of the Lazard portfolio management team and include the following:

Tenure with
	Title	the Fund
Christopher N. Cuesta	Chief Investment Officer, THB Asset Management	March 2021
Manish Maheshwari	Portfolio Manager, THB Asset Management	March 2021

If you wish to obtain more information, please call the USAA Mutual Funds at (800) 235-8396.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.

Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

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